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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                            -------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


      Date of report (Date of earliest event reported) - February 28, 2000

                      FIRST TENNESSEE NATIONAL CORPORATION
               (Exact Name of Registrant as Specified in Charter)

TENNESSEE                               000-4491             62-0803242
(State or Other Jurisdiction           (Commission           (IRS Employer
of Incorporation)                      File Number)          Identification No.)


                               165 MADISON AVENUE
                               MEMPHIS, TENNESSEE                   38103
                  (Address of Principal Executive Office)         (Zip Code)

Registrant's telephone number, including area code - (901) 523-4444



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ITEM 5.  OTHER EVENTS.

         On February 28, 2000 the Company issued a press release, announcing revised earnings for 1999 and the earnings outlook for 2000. A copy of the press release, which is attached as Exhibit 99, is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits

             The following exhibits are filed herewith:


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         Exhibit Number              Description
       ------------------            ------------------------------------------
              99                     Press Release, dated February 28, 2000.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        FIRST TENNESSEE NATIONAL CORPORATION

Date: February 29, 2000                 By:  /s/ ELBERT L. THOMAS, JR.
                                            ------------------------------------
                                            Name: Elbert L. Thomas, Jr.
                                            Title: Executive Vice President and
                                            Chief Financial Officer


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                                  EXHIBIT INDEX

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

Exhibit
Number                  Description
--------                ---------------------------------------------------
  99                    Press Release, dated February 28, 2000.


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